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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 1, 2002


                    Dover Downs Gaming & Entertainment, Inc.
             (Exact name of registrant as specified in its charter)

                         Commission File Number 1-16791

            Delaware                                       51-0414140
(State or other jurisdiction of incorporation) (IRS Employer Identification No.)

              1131 N. DuPont Highway
                  Dover, Delaware                                 19901
       (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code (302) 674-4600


                                       N/A
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.
---------------------

Following is the text of a press release jointly issued by the Company and Dover Motorsports, Inc. on April 1, 2002:

"Dover Motorsports, Inc., formerly known as Dover Downs Entertainment, Inc. (NYSE: Symbol - DVD), announced today that it had completed the previously announced tax-free spin-off of its gaming business. Effective today, the Company will be known as Dover Motorsports, Inc. reflecting its focus on motorsports activities. It will continue to trade on the New York Stock Exchange under its existing symbol "DVD."

As a result of the spin-off, the gaming business of Dover Motorsports, Inc. has been transferred to Dover Downs Gaming & Entertainment, Inc. (NYSE: Symbol -
DDE). Effective today, shares of Dover Downs Gaming & Entertainment, Inc. will trade on the New York Stock Exchange under the symbol "DDE."

Dover Downs Gaming & Entertainment, Inc. has an effective registration statement on Form 10 on file with the Securities and Exchange Commission. The information statement filed as an exhibit to that registration statement describes the mechanics of the distribution of Dover Downs Gaming & Entertainment, Inc. shares and contains important financial and other information concerning the new company.

                        ________________________________

This release contains or may contain forward-looking statements based on management's beliefs and assumptions. Such statements are subject to various risks and uncertainties which could cause results to vary materially. Please refer to each company's SEC filings for a discussion of such factors.

Dover Motorsports, Inc. is a leading promoter of motorsports events in the United States. Its motorsports subsidiaries operate seven motorsports tracks (four permanent facilities and three temporary circuits) in six states and promote motorsports events under the auspices of four of the premier sanctioning bodies in motorsports - NASCAR, CART, IRL and NHRA. The Company owns and operates Dover International Speedway in Dover, DE; the new Nashville Superspeedway near Nashville, TN; Gateway International Raceway near St. Louis, MO; and Memphis Motorsports Park near Memphis, TN. It also organizes and promotes the Toyota Grand Prix of Long Beach in California, the Grand Prix of Denver in Colorado and the Grand Prix of St. Petersburg in Florida.

Dover Downs Gaming & Entertainment, Inc. is a diversified gaming and entertainment company whose operations consist of Dover Downs Slots - an 80,000 square foot video lottery (slots) casino complex; the Dover Downs Hotel and Conference Center - featuring luxury accommodations with conference, banquet, fine dining, ballroom and concert hall facilities; and the Dover Downs Raceway - a harness racing track with pari-mutuel wagering on live and simulcast horse races."

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Dover Downs Gaming & Entertainment, Inc.


                                     /s/  Denis McGlynn
                                     ------------------------------------------
                                     Denis McGlynn
                                     President and Chief Executive Officer

Dated:   April 1, 2002

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